Exhibit 99.2

 South Plains Financial  Third Quarter 2023  Earnings Presentation  October 24, 2023

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company” or “SPFI”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; potential recession in the United States and our market areas; the impacts related to or resulting from recent bank failures and any continuation of the recent uncertainty in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; increased competition for deposits and related changes in deposit customer behavior; changes in market interest rates; the persistence of the current inflationary environment in the United States and our market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; the effects of declines in housing prices in the Unites States and our market areas; increases in unemployment rates in the United States and our market areas; declines in commercial real estate prices; uncertainty regarding United States fiscal debt and budget matters; cyber incidents or other failures, disruptions or security breaches; severe weather, natural disasters, acts of war or terrorism or other external events; regulatory considerations; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; and changes in applicable laws and regulations. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Third Quarter 2023 Highlights  Diluted earnings per share for the third quarter was $0.78, compared to $1.71 for the second quarter of 2023  Excluding one-time gains and charges related to the sale of Windmark Insurance Agency, Inc. (“Windmark”) and the repositioning of the securities portfolio, second quarter diluted earnings per share was $0.55  Loans grew $14.5 million, or 1.9% annualized, during the third quarter as compared to the second quarter of 2023  Metropolitan market loans grew $40.0 million, or 16.8% annualized, during the third quarter as compared to the second quarter of 2023 and represent 33.2% of the Bank’s total loan portfolio  Deposits grew $46.1 million, or 1.3%, during the third quarter as compared to the second quarter of 2023  Net interest margin on a tax-equivalent basis was 3.52% compared to 3.65% for the second quarter of 2023.  The provision for credit losses was a negative $0.7 million in the third quarter of 2023, compared to $3.7 million in the second quarter of 2023  Classified loans declined $16.7 million during the third quarter of 2023 to $50.7 from $67.4 million at June 30, 2023  Nonperforming assets to total assets were 0.12% at September 30, 2023, compared to 0.51% at June 30, 2023  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Deposit Growth   1.3%  Uninsured / Uncollaterized Deposits 16%  Net Income   $13.5 M  EPS - Diluted  $0.78  Net Interest Margin (1)  (“NIM”) 3.52%  Average Yield on Loans  6.10%  Organic Loan Growth   1.9% annualized  Loans Held for Investment  (“HFI”) $2.99 B

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.89 Billion  Source: Company documents  (1) No securities are currently pledged to this program; amount represents securities available to be pledged  Data as of September 30, 2023  5  Total Deposit Base Breakdown  Average deposit account size is approximately $36 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 16% of total deposits  Includes $89 million of parent company deposits  Excludes collateralized public fund deposits  SPFI had $1.89 billion of available borrowing capacity, as follows:  FHLB of Dallas - $1.09 billion  Federal Reserve Bank of Dallas Discount Window - $612 million  Federal Reserve’s Bank Term Funding Program (1) - $179 million via the   No borrowings utilized from these sources during 3Q'23

 Loan Portfolio  3Q'23 Highlights  Loans HFI increased $14.5 million from 2Q'23, primarily in commercial real estate loans, residential mortgage loans, seasonal agricultural loans, and energy loans  Partially offset by $16.5 million in payoffs of nonperforming loans and a $14.9 million early pay down of one relationship  Loans HFI increased $303.2 million from 3Q’22  3Q'23 yield on loans of 6.10%, an increase of 16 bps compared to 2Q’23  Total Loans HFI  $ in Millions  Source: Company documents  6

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  MSA with the largest job growth in 2022 (+5.9%)  Attractive location for companies interested in relocating to more efficient economic environments   Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Total Non-Farm Employment was up 5.6% in 2022 compared to 2021  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  7

 Metropolitan Loan Growth  3Q'23 Highlights  Loans HFI in our Dallas, Houston and El Paso metro markets increased by $40.0 million, or 16.8% annualized, to $994.8 million in 3Q’23, as compared to $954.8 million in Q2’23.  Major metropolitan market loan portfolio represents 33.2% of the Bank’s total loans at September 30, 2023  Total Metropolitan Loans  $ in Millions  8  5.00%  Source: Company documents  Source: Company documents  The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $   178.9  Residential C&D     239.5  CRE Owner/Occ.  338.5  Other CRE Non Owner/Occ.     543.8  Multi-Family     222.6  C&I     355.2  Agriculture     187.3  1-4 Family     534.5  Auto     316.0  Other Consumer     77.3           Total  $  2,993.6  Fixed vs. Variable Rate   9  Source: Company documents  Data as of September 30, 2023

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $296.1 million  Management anticipates a modest reduction of the portfolio over time with improving yields as monthly principal amortization is redeployed into higher rate loans  During Q3’23 there were approximately $35 million in repayments  Strong credit quality in sector positioned for resiliency across economic cycles:  Super Prime Credit (>719): $181.4 million  Prime Credit (719-660): $84.2 million  Near Prime Credit (659-620): $25.6 million  Sub-Prime Credit (619-580): $4.3 million  Deep Sub-Prime Credit (<580): $0.7 million  Loans past due 30+ days: 27 bps  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of September 30, 2023

 CRE Portfolio  11  Office Loan Details  6.2% of total loans HFI  30% is owner-occupied  Average loan size is $878 thousand  Medical offices comprise 11% of office loans  CRE Portfolio ($ in millions)  9/30/2023  Property Type  Total  Multifamily  $222.6  Warehouse  197.9  Retail  169.5  Office – Non-Owner Occ  130.6  Hotel  62.5  Restaurant  60.3  Office – Owner Occ  55.4  Convenience Store  42.9  Other  163.2        Total  $1,104.9  CRE Sector Breakdown  Source: Company documents

 CRE Analysis  12  Source: Company documents  Note: Balances include loans that are still in the construction and development phase  (000's) as of 9/30/2023  Hospitality  Office  Retail  Multi-Family  Industrial  C Store  Restaurant  Mini-Storage  Segment Total Balance  $63,336   $190,561   $178,953   $282,655   $209,507   $42,901   $62,702   $25,615   Segment to Total Loans  2.12%  6.38%  5.99%  9.47%  7.02%  7.02%  2.10%  0.86%  Average Balance  $2,879   $878   $1,556   $3,533   $923   $923   $980   $883   Owner-Occupied     $55,356   $16,604      $74,672   $40,081   $41,960      % Owner-Occupied     29.05%  9.28%     35.64%  93.43%  66.92%     % Urban Center  1.35%  11.29%  22.15%  12.68%  20.14%  18.24%  24.14%  0.00%  % Urban Non-Center  50.71%  81.29%  72.52%  82.83%  60.10%  72.89%  65.53%  87.34%  % Suburban  47.04%  6.83%  1.88%  2.77%  14.59%  8.36%  6.45%  12.05%  % Rural  0.14%  0.58%  0.46%  1.72%  0.49%  0.00%  0.00%  0.61%                             *** Population by Zip Code                          % Urban CBD  >50,000                       % Urban Non-CBD  10,000-50,000                       % Suburban  2,500-10,000                       % Rural  >2,500                       Data source - American Community Survey - US Census Bureau

 Noninterest Income Overview  Noninterest Income  $ in Millions  3Q'23 Highlights  Noninterest income of $12.3 million, compared to $47.1 million in 2Q'23, primarily due to:  The $33.5 million gain on sale of Windmark being booked in the second quarter of 2023  Bank card services and interchange revenue decreased $0.9 million for the third quarter of 2023  13  Source: Company documents

 Diversified Revenue Stream  Nine Months Ended September 30, 2023  Total Revenues  $174.7 million  Noninterest Income  $70.1 million  14  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin  $ in Millions  3Q'23 Highlights  Net interest income (“NII”) of $35.7 million, compared to $34.6 million in 2Q’23  3Q'23 NIM of 3.52%, a decrease of 13 bps compared to 2Q'23  Interest income increased $6.0 million in 3Q'23 from 2Q'23, which was mainly comprised of an increase of $3.4 million in loan interest income and $2.6 million in interest income on other interest-earning assets  The average yield on loans was 6.10% for 3Q'23, compared to 5.94% for 2Q'23  15  3.54%  Source: Company documents

 Deposit Portfolio  Total Deposits  $ in Millions  3Q'23 Highlights  Total deposits of $3.64 billion at 3Q'23, an increase of $67.8 million from 2Q’23  Mainly the result of an increase of $71 million in brokered deposits  Cost of interest-bearing deposits increased to 2.93% in 3Q'23 from 2.45% in 2Q'23  Average cost of deposits increased to 2.07% as compared to 1.69% in 2Q'23  Noninterest-bearing deposits to total deposits was 28.9% in 3Q'23, compared to 30.8% in 2Q'23  16  Source: Company documents

 Credit Quality  3Q'23 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL to Total Loans HFI  17  The Company recorded a negative provision for credit losses of $0.7 million, compared to $3.7 million in 2Q’23  The negative provision was largely attributable to a reduction of $1.3 million in specific reserves, partially offset by loan growth and net charge-off activity during the third quarter  Ratio of Allowance for Credit Losses (“ACL”) to loans HFI was 1.41% at 9/30/2023  Source: Company documents

 Investment Securities  3Q'23 Highlights  Investment securities totaled $585.0 million, a decrease of $43.1 million from 2Q’23  Includes an increase of $30.9 million in the unrealized loss on available for sale securities during 3Q’23, primarily due to increases in market interest rates during the period  All municipal bonds are in Texas  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 7.02 years at quarter end   3Q'23 Securities Composition  $585  million  Securities & Cash  $ in Millions  18  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  3Q'23 Highlights  Noninterest expense for 3Q’23 decreased $9 million from 2Q'23 primarily due to:  $4.5 million in personnel and transaction expenses as part of the Windmark sale plus related incentive compensation and a $3.4 million loss on the sale of securities both recorded in 2Q’23  Adjusted efficiency ratio was 65.7%  Will continue to manage expenses to drive profitability  19  Source: Company documents  Note: Adjusted efficiency ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation of non-GAAP measures to GAAP   20  Source: Company documents

 Strong Capital Base  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  21  Source: Company documents  Note: Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   22

 Appendix  23

 Non-GAAP Financial Measures  Source: Company documents  $ in thousands  24  For the quarter ended     September 30,  2023     June 30,  2023     March 31,  2023     December 31,  2022     September 30,  2022  Pre-tax, pre-provision income  Net income  $  13,494  $  29,683  $  9,244  $  12,621  $  15,458  Income tax expense  3,683  7,811  2,391  3,421  3,962  Provision for credit losses  (700)  3,700  1,010  248  (782)  Pre-tax, pre-provision income  $  16,477  $  41,194  $  12,645  $  16,290  $  18,638  As of      September 30,  2023     June 30,  2023     March 31,  2023     December 31,  2022     September 30,  2022  Tangible common equity                                            Total common stockholders’ equity  $  371,716     $  392,029     $  $ 367,964     $  $ 357,014     $  $ 341,799  Less:  goodwill and other intangibles     (21,936)        (22,149)        (23,496)        (23,857)        (24,228)                                               Tangible common equity  $  349,780     $  369,880     $  $ 344,468     $  $ 333,157     $  $ 317,571                                               Tangible assets                                            Total assets  $  4,186,440     $  4,150,129     $  $ 4,058,049     $  $ 3,944,063     $  $ 3,992,690  Less:  goodwill and other intangibles     (21,936)        (22,149)        (23,496)        (23,857)        (24,228)                                               Tangible assets  $  4,164,504     $  4,127,980     $  $ 4,034,553     $  $ 3,920,206     $  $ 3,968,462                                               Shares outstanding     16,600,442        16,952,072        17,062,572        17,027,197        17,064,640                                   Total stockholders’ equity to total assets     8.88%     9.45%     9.07%     9.05%     8.56%  Tangible common equity to tangible assets     8.40%     8.96%     8.54%     8.50%     8.00%  Book value per share  $  22.39  $  23.13  $  21.57  $  20.97  $  20.03  Tangible book value per share  $  21.07  $  21.82  $  20.19  $  19.57  $  18.61

 Non-GAAP Financial Measures  Source: Company documents  $ in thousands  25  As of and for the quarter ended     September 30,  2023     Efficiency Ratio           Noninterest expense  $  31,489                 Net interest income  $  35,689     Tax equivalent yield adjustment     229     Noninterest income     12,277     Total income  $   48,195              Efficiency ratio     65.34%              Noninterest expense  $  31,489     Less: Windmark transaction and related expenses  —  Less:  net loss on sale of securities     —     Adjusted noninterest expense     31,489              Total income  $   48,195     Less:  gain on sale of Windmark     (290)     Adjusted total income  $   47,905              Adjusted efficiency ratio     65.73%